UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 17, 2006

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.04 – Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On February 17, 2006, NovaStar Financial, Inc. (the “Company”) filed a prospectus supplement to its prospectus dated January 20, 2006 to extend the expiration date of the Company’s offer to rescind (the “Rescission Offer”) the previous purchase of shares of Company common stock included in units in the NovaStar Common Stock Fund, which was an investment alternative under the Company’s 401(k) Plan, purchased during the one-year period immediately preceding January 20, 2006. In order to process the Rescission Offer, the Company, as Plan administrator, must temporarily suspend all transactions related to the NovaStar Fund for Plan participants that accept the Rescission Offer.

As a result of extending the expiration date of the Rescission Offer, the beginning and ending dates of the temporary suspension have changed. On February 17, 2006, the Company sent a notice to its directors and executive officers informing them that a blackout period may be in effect beginning at 5:00 p.m., Central time, on March 30, 2006 and ending during the calendar week of April 2, 2006 (the “Blackout Period”) during which they will be restricted from, directly or indirectly, purchasing, acquiring, exercising, selling or otherwise transferring certain equity securities of the Company.

During the Blackout Period and for a period of two years after the Blackout Period has ended, security holders of the Company or other interested persons may obtain, without charge, the actual ending date of the Blackout Period upon written request to the Company at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114, Attention: General Counsel.

Although the notice may not have been required because the Blackout Period may not affect the ability of 50% or more of the participants in individual account plans maintained by the Company to acquire or hold equity securities of the Company, it was provided as a cautionary matter to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002and Rule 104 of the Regulation BTR. A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99.1 – Memorandum regarding Notice of Blackout Period dated February 17, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: February 17, 2006	/s/ Gregory S. Metz
Gregory S. Metz

Chief Financial Officer

Exhibit Index

Exhibit

Number

99.1	Memorandum regarding Notice of Blackout Period dated February 17, 2006.